YieldMax AMZN Option Income Strategy ETF

SCHEDULE OF INVESTMENTS at July 31, 2023 (Unaudited)

		Principal Amount	Value
United States Treasury Obligations - 26.0%
United States Treasury Inflation Indexed Notes - 26.0%
0.750%, 12/31/2023		$1,020,000	$1,000,736
0.750%, 11/15/2024		1,060,000	1,000,810
			2,001,546
Total United States Treasury Obligations
(Cost $2,002,564)			2,001,546

	Contracts (1)	Notional Amount
Options Purchased - 9.3%
Call Options - 9.3%
Amazon.com, Inc.
Expiration: 09/15/2023, Strike Price: $125 (2)	580	$6,750,840	719,200
Total Options Purchased
(Cost $573,435)			719,200

		Shares
Short-Term Investments - 25.0%
Money Market Funds - 25.0%
First American Government Obligations Fund, Class X, 5.175% (3)		1,932,752	1,932,752
Total Short-Term Investments
(Cost $1,932,752)			1,932,752

Total Investments in Securities - 60.3%
(Cost $4,508,751)			4,653,498
Other Assets in Excess of Liabilities - 39.7%			3,065,118
Total Net Assets - 100.0%			$7,718,616

Percentages are stated as a percent of net assets.
(1)	100 shares per contract.
(2)	FLexible EXchange® Options

YieldMax AMZN Option Income Strategy ETF

SCHEDULE OF OPTIONS WRITTEN at July 31, 2023 (Unaudited)

	Contracts (1)	Notional Amount	Value
Options Written - 3.7%
Call Options Written - 1.4%
Amazon.com, Inc.
Expiration: 08/04/2023, Strike Price: $145	75	$987,675	$7,200
Expiration: 08/04/2023, Strike Price: $140	505	6,750,840	102,010
			109,210
Put Options Written - 2.3%
Amazon.com, Inc.
Expiration: 09/15/2023, Strike Price: $125 (2)		1,537,320	34,979
Expiration: 09/15/2023, Strike Price: $125 (2)		5,213,520	141,571
			176,550
Total Options Written
(Premiums Received $341,573)			$285,760

Percentages are stated as a percent of net assets.
(1)	100 shares per contract.
(2)	FLexible EXchange® Options

Summary of Fair Value Exposure at July 31, 2023 (Unaudited)

The YieldMax AMZN Option Income Strategy ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments and options written as of July 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$2,001,546	$–	$2,001,546
Options Purchased	719,200	–	–	719,200
Short-Term Investments	1,932,752	–	–	1,932,752
Total Investments in Securities	$2,651,952	$2,001,546	$–	$4,653,498

Options Written	Level 1	Level 2	Level 3	Total
Call Options Written	$109,210	$–	$–	$109,210
Put Options Written	176,550	–	–	176,550
Total Options Written	$285,760	$–	$–	$285,760